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                                                                    EXHIBIT 10.1

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


         This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), is dated as of April 23, 1999, by and among AHL SERVICES, INC. ("AHL"), certain other Subsidiaries of AHL identified on the signature pages hereto (together with AHL, sometimes individually referred to as a "Borrower" and collectively are referred to as the "Borrowers"), Salomon Brothers Holding Company Inc. ("New Lender"), and First Union National Bank, a national banking association ("First Union"), as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, First Union, First Union National Bank, London Branch, Wachovia Bank, N.A., SunTrust Bank, Atlanta, NationsBank, N.A., Dresdner Bank AG, New York and Grand Cayman Branches, Fleet National Bank, DG Bank Deutsche Genossenschaftsbank Ag Cayman Island Branch, The Bank of Nova Scotia, and ScotiaBank Europe plc (such Lenders are referred to herein collectively as the "Existing Lenders"), the Administrative Agent and the Borrowers are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 1998, as amended (as so amended, the "Existing Credit Agreement"; and as amended by this Agreement, the "Amended Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement); and

         WHEREAS, the Borrowers, New Lender and First Union, as a Lender and as Administrative Agent, desire to enter into this Agreement to, among other things: (i) amend the Existing Credit Agreement to, subject to certain terms and conditions contained herein, increase the Aggregate Commitment from Two Hundred Ten Million Dollars ($210,000,000) to Two Hundred Fifty Million Dollars ($250,000,000) and (ii) add the New Lender as a Lender under the Amended Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 of this Agreement, the Borrowers, the Lender and First Union, as a Lender and as Administrative Agent, hereby agree that the Existing Credit Agreement be, and it hereby is, amended as follows:

         1.1 General. Upon and after the date hereof, all references to the Existing Credit Agreement in that document or in any other Loan Document shall mean the Existing Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of,


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or constitute a consent to or a waiver of any noncompliance with the provisions of, the Existing Credit Agreement, and, except as specifically provided in this Agreement, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         1.2 Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is further amended by amending and restating the following defined term to read in its entirety as follows:

                  "Aggregate Commitment" means Two Hundred Fifty Million Dollars ($250,000,000).

         1.3 Amendments to Schedule 1.1. Schedule 1.1 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto and made a part hereof.

SECTION 2.        REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to the Lenders as follows:

         2.1 Authorization of Amendment, Etc. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2 Compliance of Amendment with Laws, Etc. The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (1) require any governmental approval or violate any applicable law relating to the Borrower;

                  (2) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or bylaws of the Borrower, any material provisions of any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or any governmental approval relating to the Borrower, or

                  (3) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

         2.3 Representations in Credit Agreement. Immediately prior to the effectiveness of this Agreement, all of the representations set forth in the Existing Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that


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such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date. After giving effect to this Agreement, all of the representations and warranties set forth in the Amended Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date.

         SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Agreement and each of the amendments set forth in Section 1 hereof is subject to the satisfaction in full of each of the following conditions precedent:

         3.1 Executed Loan Documents. This Agreement shall have been duly authorized and executed by the parties hereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist thereunder, and the Borrowers and New Lender shall have delivered original counterparts thereof to the Administrative Agent.

         3.2 Delivery of New Note. The Borrowers shall have duly executed and delivered a new Revolving Notes, dated the date hereof, to New Lender, in form and substance satisfactory to the Administrative Agent and New Lender.

         SECTION 4. ADDITION OF LENDER

         New Lender: (a) confirms that it has received from the Borrowers a copy of the Existing Credit Agreement, together with copies of the most recent financial statements and projections of the Borrowers delivered pursuant to
Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a party to the Amended Credit Agreement as a Lender; (b) agrees that it will, independently and without reliance upon any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to such Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that, as of the effective date of this Agreement and without any further action, it will become a Lender party to the Amended Credit Agreement and will perform in accordance with their terms all the obligations which by the terms of the Amended Credit Agreement and the other Loan Documents are required to be performed by it as a Lender. The Borrowers and Lenders agree that the address for New Lender for purposes of receiving notice and other communications under the Amended Credit Agreement shall be as set forth on the signature pages hereto opposite the name of New Lender.


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         SECTION 5. MISCELLANEOUS

         5.1 Counterparts. This Agreement may be executed by each party to this Agreement upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

         5.2 Section References. The references in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         5.3 Construction. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         5.4 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.6 Effectiveness. The amendments set forth in Section 1 hereof shall become effective as of the date of this Agreement (and shall not apply to any period prior to the date of this Agreement), upon the satisfaction of all of the conditions precedent set forth in Section 3 hereof. Notwithstanding anything in the immediately preceding sentence to the contrary, the Lenders hereby agree that, as between the Lenders, (i) with respect to any outstanding Revolving Loans made prior to the date of this Agreement, the new Lender Commitments and Commitment Percentages as set forth in Exhibit A attached hereto take effect on the date which is two (2) Business Days after the date of this Agreement, and
(ii) with respect to any Revolving Loans made on or after the date of this Agreement, the new Lender Commitments and Commitment Percentages as set forth in Exhibit A attached hereto will take effect on the date of this Agreement.

                     [Signatures appear on following pages]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

BORROWERS:

                                    AHL SERVICES, INC.


                                    By:      David L. Gamsey
                                    Title:   Chief Financial Officer


                                             [CORPORATE SEAL]


                                    ARGENBRIGHT SECURITY, INC.


                                    By:      David L. Gamsey
                                    Title:   Chief Financial Officer


                                             [CORPORATE SEAL]


                                    ARGENBRIGHT, INC.


                                    By:      David L. Gamsey
                                    Title:   Chief Financial Officer


                                             [CORPORATE SEAL]


                                    ADI U.K. LIMITED


                                    By:      David L. Gamsey
                                    Title:   Chief Financial Officer


                                             [CORPORATE SEAL]


  [Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]


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                                    AVIATION DEFENCE INTERNATIONAL
                                    GERMANY LIMITED


                                    By:      David L. Gamsey
                                    Title:   Director


                                             [CORPORATE SEAL]


                                    ARGENBRIGHT HOLDINGS LIMITED


                                    By:      David L. Gamsey
                                    Title:   Chief Financial Officer


                                             [CORPORATE SEAL]


                                    THE ADI GROUP LIMITED


                                    By:      David L. Gamsey
                                    Title:   Director


                                             [CORPORATE SEAL]


                                    ADI ALPHA HOLDING GMBH


                                    By:      /s/
                                    Title:   Managing Director


  [Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]


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FIRST UNION:

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and Lender


                                    By:      Michael Romano
                                    Title:   Assistant Vice President



  [Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

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NEW LENDER:

                                    SALOMON BROTHERS HOLDING
                                    COMPANY INC., as Lender


                                    By:      Timothy J. Freeman
                                    Title:   Attorney-in-Fact


                                    Address:   399 Park Avenue
                                               New York, NY 10043
                                               Attention:___________________

                                    Telecopier: (212) 793-3963


  [Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]


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                                    EXHIBIT A

                      SCHEDULE 1.1: LENDERS AND COMMITMENTS

                                                                   COMMITMENT         COMMITMENT
                                LENDERS                             (DOLLARS)         PERCENTAGE
                                -------                             ---------         ----------
First Union National Bank and its Lender Affiliates             $ 47,000,000.00        18.800%

Salomon Brothers Holding Company Inc.                           $ 40,000,000.00        16.000%

NationsBank, N.A                                                $ 40,000,000.00        16.000%

SunTrust Bank, Atlanta                                          $ 33,000,000.00        13.200%

Wachovia Bank N.A                                               $ 25,000,000.00        10.000%

Fleet National Bank                                             $ 25,000,000.00        10.000%

Dresdner Bank AG, New York and Grand Cayman Branches            $ 15,000,000.00         6.000%

The Bank of Nova Scotia and its Lender Affiliates               $ 15,000,000.00         6.000%

DG Bank Deutsche Genossenschaftsbank Cayman Islands Branch      $ 10,000,000.00         4.000%

TOTAL:                                                          $250,000,000.00       100.000%